UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 19, 2005

Hungarian Telephone and Cable Corp.
(Exact name of Registrant as specified in its charter)

Delaware 1-11484 13-3652685
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)

1201 Third Avenue, Suite 3400 Seattle, WA 98101-3034
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (206) 654-0204

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

At the annual stockholders meeting of Hungarian Telephone and Cable Corp. ("HTCC" or the "Registrant"), the stockholders ratified HTCC's appointment of KPMG Hungaria Kft. as auditors of HTCC for the fiscal year ending December 31, 2005. The HTCC stockholders also elected the Company's six nominees to serve as directors for the 2005 to 2006 term. The directors are Ole Bertram, Kim Frimer, Jesper Helmuth Larsen, Christian Eyde Moeller, John B. Ryan, and William E. Starkey.

Torben V. Holm has now assumed his duties as President and Chief Executive Officer of HTCC. Mr. Holm has taken over for Ole Bertram, who is still a director of HTCC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date: May 24, 2005 By: /s/ Peter T. Noone

Peter T. Noone

General Counsel